UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

Grayscale Ethereum Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42185	82-6677805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Ethereum Trust ETF Shares	ETHE	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Fund Administration and Accounting Agreement

Grayscale Investments Sponsors, LLC, the sponsor (the “Sponsor”), on behalf of itself and Grayscale Ethereum Trust ETF (the “Trust”), has engaged BNY Mellon Asset Servicing, a division of The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY”), to provide the Trust with certain administrative and accounting services pursuant to the Fund Administration and Accounting Agreement with BNY, which became effective on October 9, 2025 (the “Fund Administration and Accounting Agreement”).

BNY was party to the Previous Fund Administration and Accounting Agreement (as defined in Item 1.02 below), and continues to provide the Trust with certain administrative and accounting services. From and after October 9, 2025, all references to the “Fund Administration and Accounting Agreement” in the Trust’s Annual Report and the descriptions related thereto are hereby deemed to refer to the Fund Administration and Accounting Agreement defined herein, rather than to the Previous Fund Administration and Accounting Agreement, and are incorporated by reference herein.

The foregoing description is a summary, does not purport to be a complete description of the Fund Administration and Accounting Agreement, and is qualified in its entirety by reference to the full text of the Fund Administration and Accounting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

Previous Fund Administration and Accounting Agreement

In connection with the entry into the Fund Administration and Accounting Agreement, the Sponsor and the Custodian agreed to terminate, as of October 9, 2025, the fund administration and accounting agreement, dated February 26, 2024, between the Trust and BNY (the “Previous Fund Administration and Accounting Agreement”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fund Administration and Accounting Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC as Sponsor of Grayscale Ethereum Trust ETF

Date:	October 9, 2025	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.